                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00919

                        Van Kampen Equity and Income Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

Item 1. Report to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Equity and Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I OR R SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/07

                           A SHARES            B SHARES            C SHARES          R SHARES         I SHARES
                         since 8/3/60        since 5/1/92        since 7/6/93      since 10/1/02   since 12/22/04
-----------------------------------------------------------------------------------------------------------------
                                  W/MAX               W/MAX               W/MAX
AVERAGE                  W/O      5.75%      W/O      5.00%      W/O      1.00%         W/O             W/O
ANNUAL                  SALES     SALES     SALES     SALES     SALES     SALES        SALES           SALES
TOTAL RETURNS          CHARGES   CHARGE    CHARGES   CHARGE    CHARGES   CHARGE       CHARGES         CHARGES

Since Inception         11.15%    11.00%    11.77%    11.77%    11.45%    11.45%       13.18%           10.86%

10-year                 10.14      9.49      9.45      9.45      9.32      9.32           --               --

5-year                  10.49      9.21      9.65      9.45      9.67      9.67           --               --

1-year                  16.34      9.61     15.52     10.52     15.44     14.44        16.11            16.63

6-month                  5.73     -0.39      5.31      0.31      5.29      4.29         5.57             5.86
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares 10 years after purchase. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007

MARKET CONDITIONS

Stock returns for the six-month period were moderately strong, though the market encountered pockets of increased volatility at several points in the first half of 2007. In February and March, a sell-off in China's stock market and concerns about the imploding U.S. subprime mortgage market (which makes loans to less-creditworthy consumers) roiled markets around the world. In June, the market turned volatile again. The housing market continued to weaken, with the ongoing subprime fallout leading to the collapse of several hedge funds that were heavily invested in these types of mortgage-related securities. Although inflation levels appeared under control, investors had expected that the Federal Open Market Committee's (the "Fed") two-year period of monetary tightening would have led to declining inflation by the summer of 2007. However, inflation remained above the Fed's stated comfort zone, dimming investors' hopes that the Fed would be able to cut interest rates some time this year. Furthermore, oil and gasoline prices were rising again, after a reprieve in the second half of 2006. The market's advance in June was further stymied by investors bracing themselves for the second quarter corporate earnings reports. Expectations were low going into the reporting season, which was due to occur after the close of this reporting period.

However, stock prices were supported by a number of positive factors. Wage growth and steady employment rates seemed to offset some of the burden of higher energy prices on consumer spending. Overall, first quarter economic growth slowed to its most sluggish pace in years, but many observers expected the second quarter's growth rate to show an improvement. Generally speaking, corporate earnings reported for the first quarter beat expectations--although expectations had been lowered significantly from earlier estimates. The still strong pace of global merger and acquisition activity also continued to propel stock prices and bolster positive investor sentiment.

Overall, most fixed-income market participants enjoyed modest investment returns in the first half of 2007. Yields rose across the U.S. Treasury curve and the yield-curve steepened during the first six months of the year. Within the investment-grade corporate sector, the concerns about sub-prime mortgages led to the market's re-pricing of the level of risk inherent in these bonds, which caused spreads to widen in the first half of this year. Overall, intermediate-maturity issues outperformed longer-dated corporate issues during the period and yield spreads across the corporate market widened.

The convertible securities market benefited from the strength in the equity markets as well as from heightened market volatility. This volatility led to spread widening, which typically has a negative effect on the value of convertible securities. However, convertible securities by their nature behave as though they include an "option" (in this case, the option to convert from
 2
bonds to equities). Options tend to rise during periods of equity volatility, and as a result tend to drive convertibles returns higher in such periods. That was the case during the reporting period. While new issue supply in the high-yield bond market fell off late in the second quarter, with some deals being postponed altogether, the supply of convertible securities surged during the overall period as companies increasingly turned to the convertibles market to fund acquisitions and equity buybacks. The materials, energy and technology sectors produced the strongest gains in the convertible securities market for the six-month period.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Equity and Income Fund underperformed the Russell 1000(R) Value Index and outperformed the Lehman Brothers U.S. Government/Credit Index for the six months ended June 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007

----------------------------------------------------------------------------------------------
                                                           RUSSELL      LEHMAN BROTHERS
                                                           1000(R)      U.S. GOVERNMENT/
      CLASS A   CLASS B   CLASS C   CLASS R   CLASS I    VALUE INDEX      CREDIT INDEX

       5.73%     5.31%     5.29%     5.57%     5.86%        6.23%            0.97%
----------------------------------------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

In the stock portion of the Fund, underperformance relative to the Russell 1000 Value Index was due, in part, to an underweight in the energy sector. The sector has continued to perform well, but energy stocks' expensive valuations remain unattractive in our view. The telecommunication services sector was a source of weakness for the Fund during the reporting period. The performance of the Fund's telecom holdings lagged behind that of other telecom stocks represented in the Russell 1000 Value Index, and the Fund's underweight in the sector also hurt results. The technology sector hampered relative performance, particularly stock selection in the software and services industry. Here, one of the Fund's holdings has continued to stumble in integrating a company it recently acquired, and has faltered in a more competitive environment.

However, other areas had a positive effect on performance relative to the Russell 1000 Value Index during the period. The Fund's financial services holdings were well positioned to capitalize on certain dynamics within the sector. Real estate investment trusts (REITs) and regional banks performed poorly amid a weakening housing market and the problems in the subprime mortgage market, but the Fund had no exposure to REITs and limited exposure to regional bank stocks. Stock selection in diversified financials companies added to performance, due to these companies' capital markets and merger and acquisition businesses. The Fund's insurance holdings, especially property and casualty stocks, were also standouts. With no major disasters in 2006, the property and casualty industry was able to recover following 2005's catastrophic hurricane season, and investors rewarded the turnaround.

Elsewhere, the Fund's health care sector contributed positively to returns, given the strong focus on pharmaceutical stocks. The industry experienced a return to favor with investors as earnings improvements and a better outlook for products fueled a rotation into the sector during the period. Finally, stock selection in the consumer staples sector rounded out the Fund's top three contributing sectors during the period. A food and beverage company (in which the Fund owned a position) announced a spin-off of one of its business units, causing a rally in the share prices of the company and in other companies across the food and beverage industry.

As of the end of the reporting period, the Fund held 62.2 percent in stocks,
17.9 percent in bonds and 16.9 percent in convertible securities. With regard to bonds, we continued to keep the Fund's overall duration (a measure of interest rate sensitivity) below that of the Lehman Brothers U.S. Government/Credit Index. This conservative interest-rate posture proved additive to performance as interest rates rose throughout the reporting period. With regard to credit risk, we maintained the Fund's sensitivity to credit spreads, also known as "spread duration," below that of the Lehman Brothers U.S. Government/Credit Index. This lower spread sensitivity had a positive impact on performance as spreads widened during the period. We continued to modestly favor select insurance issues and medium-quality credits, and security selection within both the investment grade and below-investment grade sectors was generally additive to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP TEN HOLDINGS AS OF 6/30/07
JPMorgan Chase & Co.                                              2.1%
Bayer AG--ADR (Germany)                                           2.1
Citigroup, Inc.                                                   1.8
Schering-Plough Corp.                                             1.8
General Electric Co.                                              1.5
Verizon Communications, Inc.                                      1.5
Abbott Laboratories                                               1.5
Time Warner, Inc.                                                 1.5
Marsh & McLennan Cos., Inc.                                       1.5
Bristol-Myers Squibb Co.                                          1.4

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/07
United States Treasury Obligations                               11.5%
Pharmaceuticals                                                  10.6
Other Diversified Financial Services                              4.6
Integrated Oil & Gas                                              4.4
Industrial Conglomerates                                          4.4
Electric Utilities                                                3.4
Property & Casualty Insurance                                     3.1
Packaged Foods & Meats                                            3.0
Movies & Entertainment                                            2.8
Integrated Telecommunication Services                             2.7
Diversified Chemicals                                             2.6
Investment Banking & Brokerage                                    2.6
Communications Equipment                                          2.5
Thrifts & Mortgage Finance                                        2.3
Asset Backed Security                                             2.2
Technology                                                        1.7
Insurance Brokers                                                 1.5
Hypermarkets & Super Centers                                      1.3
Semiconductors                                                    1.3
Banking                                                           1.1
Regional Banks                                                    1.1
Systems Software                                                  1.1
Internet Retail                                                   1.1
Biotechnology                                                     1.1
Aerospace/Defense                                                 1.1
Soft Drinks                                                       1.0
Noncaptive-Consumer Finance                                       1.0
Broadcasting & Cable TV                                           1.0
Wireless Telecommunication Services                               1.0
Household Products                                                0.9
Health Care                                                       0.8
Oil & Gas Equipment & Services                                    0.8
Automobile Manufacturers                                          0.8
Health Care Equipment                                             0.8
Tobacco                                                           0.8
Internet Software & Services                                      0.7
Home Improvement Retail                                           0.7
Automotive                                                        0.6
Gold                                                              0.6
Multi-Line Insurance                                              0.6
Managed Health Care                                               0.6
Life & Health Insurance                                           0.5
Diversified Banks                                                 0.5
Oil & Gas Storage & Transportation                                0.5

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/07
(continued from previous page)
Investment Company                                                0.5
Health Care Facilities                                            0.4
Wireline                                                          0.4
Health Care Services                                              0.4
Restaurants                                                       0.4
Brokerage                                                         0.4
Media-Noncable                                                    0.3
Personal Products                                                 0.3
Oil & Gas Refining & Marketing                                    0.3
Specialty Stores                                                  0.3
Oil & Gas Exploration & Production                                0.3
Photographic Products                                             0.3
Electric                                                          0.3
Computer Hardware                                                 0.2
Retailers                                                         0.2
Computer & Electronics Retail                                     0.2
Food Retail                                                       0.2
Paper Packaging                                                   0.2
Media-Cable                                                       0.2
Noncaptive-Diversified Finance                                    0.2
Entertainment                                                     0.2
Housewares & Specialties                                          0.2
Diversified Manufacturing                                         0.2
Food/Beverage                                                     0.2
Life Insurance                                                    0.2
Drug Retail                                                       0.1
Environmental & Facilities Services                               0.1
Advertising                                                       0.1
Railroads                                                         0.1
REITS                                                             0.1
Consumer Products                                                 0.1
Integrated Energy                                                 0.1
Construction Machinery                                            0.0*
Other Utilities                                                   0.0*
Pipelines                                                         0.0*
Supermarkets                                                      0.0*
Wireless                                                          0.0*
Refining                                                          0.0*
Chemicals                                                         0.0*
Airlines                                                          0.0*
Environmental                                                     0.0*
                                                                -----
Total-Long Term Investments                                      97.0
Total Short-Term Investments                                      3.1
                                                                -----
Total Investments                                               100.1
Liabilities in Excess of Other Assets                            -0.1
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, Suite 100, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   1/1/07           6/30/07       1/1/07-6/30/07
Class A
  Actual......................................    $1,000.00        $1,057.26          $ 3.88
  Hypothetical................................     1,000.00         1,021.03            3.81
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,053.14            7.69
  Hypothetical................................     1,000.00         1,017.31            7.55
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,052.88            7.69
  Hypothetical................................     1,000.00         1,017.31            7.55
  (5% annual return before expenses)
Class R
  Actual......................................     1,000.00         1,055.69            5.15
  Hypothetical................................     1,000.00         1,019.79            5.06
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,058.58            2.60
  Hypothetical................................     1,000.00         1,022.27            2.56
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.76%, 1.51%, 1.51%, 1.01%, and 0.51%, for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and
 10
regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED)

DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS  61.7%
AEROSPACE & DEFENSE  0.7%
Raytheon Co. .............................................       2,481,900   $  133,749,591
                                                                             --------------

AUTOMOBILE MANUFACTURERS  0.5%
Honda Motor Co. Ltd.--ADR (Japan).........................       2,522,900       91,556,041
                                                                             --------------

BIOTECHNOLOGY  0.2%
Applera Corp. ............................................       1,469,870       44,889,830
                                                                             --------------

BROADCASTING & CABLE TV  0.9%
Comcast Corp., Class A (a)................................       6,123,700      172,198,444
                                                                             --------------

COMMUNICATIONS EQUIPMENT  1.1%
Alcatel-Lucent, SA--ADR (France)..........................      10,207,000      142,898,000
Cisco Systems, Inc. (a)...................................       2,414,400       67,241,040
                                                                             --------------
                                                                                210,139,040
                                                                             --------------
COMPUTER HARDWARE  0.2%
Hewlett-Packard Co. ......................................       1,022,000       45,601,640
                                                                             --------------

DIVERSIFIED CHEMICALS  2.6%
Bayer AG--ADR (Germany)...................................       5,430,200      408,894,060
Du Pont (E.I.) de Nemours & Co. ..........................       2,196,900      111,690,396
                                                                             --------------
                                                                                520,584,456
                                                                             --------------
DRUG RETAIL  0.1%
Rite Aid Corp. (a)........................................       3,704,300       23,633,434
                                                                             --------------

ELECTRIC UTILITIES  2.9%
American Electric Power Co., Inc. ........................       4,566,100      205,657,144
Entergy Corp. ............................................       2,103,300      225,789,255
FirstEnergy Corp. ........................................       2,121,200      137,305,276
                                                                             --------------
                                                                                568,751,675
                                                                             --------------
GOLD  0.6%
Newmont Mining Corp. .....................................       3,222,800      125,882,568
                                                                             --------------

HEALTH CARE EQUIPMENT  0.4%
Boston Scientific Corp. (a)...............................       5,546,300       85,080,242
                                                                             --------------

HOME IMPROVEMENT RETAIL  0.7%
Home Depot, Inc. .........................................       3,503,200      137,850,920
                                                                             --------------

HOUSEHOLD PRODUCTS  0.9%
Kimberly-Clark Corp. .....................................         894,100       59,806,349
Procter & Gamble Co. .....................................       2,087,600      127,740,244
                                                                             --------------
                                                                                187,546,593
                                                                             --------------
HYPERMARKETS & SUPER CENTERS  1.3%
Wal-Mart Stores, Inc. ....................................       5,331,700      256,508,087
                                                                             --------------

See Notes to Financial Statements                                             13

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES  4.1%
General Electric Co. .....................................       7,864,700   $  301,060,716
Siemens AG--ADR (Germany).................................       1,859,200      265,977,152
Tyco International Ltd. (Bermuda) (a).....................       7,461,800      252,134,222
                                                                             --------------
                                                                                819,172,090
                                                                             --------------
INSURANCE BROKERS  1.5%
Marsh & McLennan Cos., Inc. ..............................       9,421,100      290,923,568
                                                                             --------------

INTEGRATED OIL & GAS  4.3%
ConocoPhillips............................................       3,108,300      244,001,550
Exxon Mobil Corp. ........................................       1,618,400      135,751,392
Marathon Oil Corp. .......................................       1,453,000       87,121,880
Occidental Petroleum Corp. ...............................       2,498,400      144,607,392
Royal Dutch Shell PLC--ADR (United Kingdom)...............       2,879,700      233,831,640
                                                                             --------------
                                                                                845,313,854
                                                                             --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.4%
Embarq Corp. .............................................       1,174,043       74,399,105
France Telecom--ADR (France)..............................       3,510,600       96,471,288
Verizon Communications, Inc. .............................       7,303,012      300,665,004
                                                                             --------------
                                                                                471,535,397
                                                                             --------------
INTERNET RETAIL  0.6%
Amazon.com, Inc. (a)......................................       1,794,000      122,727,540
                                                                             --------------

INTERNET SOFTWARE & SERVICES  0.7%
Yahoo!, Inc. (a)..........................................       5,446,400      147,760,832
                                                                             --------------

INVESTMENT BANKING & BROKERAGE  2.1%
Charles Schwab Corp. .....................................       9,174,740      188,265,665
Merrill Lynch & Co., Inc. ................................       2,640,500      220,692,990
                                                                             --------------
                                                                                408,958,655
                                                                             --------------
LIFE & HEALTH INSURANCE  0.3%
Aegon NV (Netherlands)....................................       2,659,800       52,265,070
Conseco, Inc. (a).........................................         821,940       17,170,326
                                                                             --------------
                                                                                 69,435,396
                                                                             --------------
MANAGED HEALTH CARE  0.6%
Cigna Corp. ..............................................       2,107,800      110,069,316
                                                                             --------------

MOVIES & ENTERTAINMENT  2.8%
Time Warner, Inc. ........................................      13,957,000      293,655,280
Viacom, Inc., Class B (a).................................       6,046,700      251,724,121
                                                                             --------------
                                                                                545,379,401
                                                                             --------------
MULTI-LINE INSURANCE  0.6%
Hartford Financial Services Group, Inc. ..................       1,186,400      116,872,264
                                                                             --------------

OIL & GAS EQUIPMENT & SERVICES  0.8%
Schlumberger Ltd. (Netherlands Antilles)..................       1,951,600      165,768,904
                                                                             --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION  0.3%
Devon Energy Corp. .......................................         702,600   $   55,006,554
                                                                             --------------

OIL & GAS STORAGE & TRANSPORTATION  0.5%
Williams Cos., Inc. ......................................       3,000,000       94,860,000
                                                                             --------------

OTHER DIVERSIFIED FINANCIAL SERVICES  4.6%
Bank of America Corp. ....................................       2,743,095      134,109,915
Citigroup, Inc. ..........................................       7,069,000      362,569,010
JPMorgan Chase & Co. .....................................       8,583,845      415,887,290
                                                                             --------------
                                                                                912,566,215
                                                                             --------------
PACKAGED FOODS & MEATS  3.0%
Cadbury Schweppes PLC--ADR (United Kingdom)...............       3,183,819      172,881,372
ConAgra Foods, Inc. ......................................       2,526,400       67,859,104
Kraft Foods, Inc., Class A................................       4,304,614      151,737,643
Unilever NV (Netherlands).................................       6,283,900      194,926,578
                                                                             --------------
                                                                                587,404,697
                                                                             --------------
PERSONAL PRODUCTS  0.3%
Estee Lauder Cos., Inc., Class A..........................       1,404,600       63,923,346
                                                                             --------------

PHARMACEUTICALS  9.0%
Abbott Laboratories.......................................       5,536,500      296,479,575
Bristol-Myers Squibb Co. .................................       8,623,900      272,170,284
Eli Lilly & Co. ..........................................       4,759,100      265,938,508
GlaxoSmithKline PLC--ADR (United Kingdom).................       1,515,900       79,387,683
Pfizer, Inc. .............................................       3,954,100      101,106,337
Roche Holdings AG--ADR (Switzerland)......................       1,621,300      143,795,205
Sanofi Aventis--ADR (France)..............................       1,092,500       43,994,975
Schering-Plough Corp. ....................................      11,572,600      352,269,944
Wyeth, Inc. ..............................................       3,958,300      226,968,922
                                                                             --------------
                                                                              1,782,111,433
                                                                             --------------
PROPERTY & CASUALTY INSURANCE  2.6%
Chubb Corp. ..............................................       3,312,516      179,339,616
Travelers Cos., Inc. .....................................       4,215,049      225,505,122
XL Capital Ltd., Class A (Cayman Islands).................       1,394,400      117,533,976
                                                                             --------------
                                                                                522,378,714
                                                                             --------------
REGIONAL BANKS  1.1%
Fifth Third Bancorp.......................................       2,661,500      105,847,855
PNC Financial Services Group, Inc. .......................       1,677,000      120,039,660
                                                                             --------------
                                                                                225,887,515
                                                                             --------------
RESTAURANTS  0.4%
McDonald's Corp. .........................................       1,472,390       74,738,516
                                                                             --------------

SEMICONDUCTORS  0.9%
Intel Corp. ..............................................       4,077,400       96,879,024
Micron Technology, Inc. (a)...............................       5,807,917       72,773,200
                                                                             --------------
                                                                                169,652,224
                                                                             --------------

See Notes to Financial Statements                                             15

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
SOFT DRINKS  1.0%
Coca-Cola Co. ............................................       3,815,900   $  199,609,729
                                                                             --------------

SPECIALTY STORES  0.3%
Office Depot, Inc. (a)....................................       1,893,491       57,372,777
                                                                             --------------

SYSTEMS SOFTWARE  0.8%
Symantec Corp. (a)........................................       8,044,300      162,494,860
                                                                             --------------

THRIFTS & MORTGAGE FINANCE  1.3%
Federal Home Loan Mortgage Corp. .........................       4,254,600      258,254,220
                                                                             --------------

TOBACCO  0.8%
Altria Group, Inc. .......................................       2,169,700      152,182,758
                                                                             --------------

WIRELESS TELECOMMUNICATION SERVICES  0.9%
Sprint Nextel Corp. ......................................       9,100,111      188,463,299
                                                                             --------------

TOTAL COMMON STOCKS  61.7%................................................   12,224,796,635
                                                                             --------------

CONVERTIBLE PREFERRED STOCKS  3.7%
ADVERTISING  0.1%
Interpublic Group of Cos., Inc., Ser B (b)................          13,700       14,647,012
                                                                             --------------

AUTOMOBILE MANUFACTURERS  0.3%
Ford Motor Co. Capital Trust II...........................       1,766,300       68,444,125
                                                                             --------------

COMMUNICATIONS EQUIPMENT  0.6%
Lucent Technologies Capital Trust I.......................         105,100      108,450,063
                                                                             --------------

HEALTH CARE FACILITIES  0.1%
HEALTHSOUTH Corp., Ser A (b)..............................          27,000       24,985,125
                                                                             --------------

HEALTH CARE SERVICES  0.2%
Omnicare Capital Trust II.................................         600,000       29,925,000
                                                                             --------------

HOUSEWARES & SPECIALTIES  0.2%
Newell Financial Trust I..................................         709,300       35,110,350
                                                                             --------------

INTEGRATED OIL & GAS  0.2%
El Paso Energy Capital Trust I............................         820,900       34,888,250
                                                                             --------------

INVESTMENT BANKING & BROKERAGE  0.2%
Lazard Ltd. (Bermuda).....................................       1,014,800       39,435,128
                                                                             --------------

OIL & GAS REFINING & MARKETING  0.3%
El Paso Corp. ............................................          42,000       61,372,500
                                                                             --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS  0.4%
Schering-Plough Corp. ....................................       1,200,400   $   82,827,600
                                                                             --------------

PROPERTY & CASUALTY INSURANCE  0.1%
XL Capital Ltd. (Cayman Islands)..........................         913,900       26,850,382
                                                                             --------------

THRIFTS & MORTGAGE FINANCE  1.0%
Federal National Mortgage Association.....................           1,177      116,987,189
Sovereign Capital Trust IV................................       1,472,900       68,673,962
Washington Mutual Capital Trust 2001......................         277,600       15,542,824
                                                                             --------------
                                                                                201,203,975
                                                                             --------------

TOTAL CONVERTIBLE PREFERRED STOCKS  3.7%..................................      728,139,510
                                                                             --------------

INVESTMENT COMPANIES  0.5%
iShares MSCI Japan Index Fund.............................       6,471,200       93,897,112
                                                                             --------------

See Notes to Financial Statements                                             17

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            CONVERTIBLE CORPORATE OBLIGATIONS  13.2%
            AEROSPACE & DEFENSE  0.4%
$  63,000   L-3 Communications Corp. (Convertible into
            616,694 common shares)....................       3.000%  08/01/35   $    71,347,500
                                                                                ---------------

            AUTOMOTIVE  0.6%
   95,457   Ford Motor Co. (Convertible into
            10,375,765 common shares).................       4.250   12/15/36       120,037,178
                                                                                ---------------

            BANKING  0.4%
   90,963   US Bancorp (Convertible into
            2,221,862 common shares) (b) (c)..........       3.606   02/06/37        90,371,741
                                                                                ---------------

            BIOTECHNOLOGY  1.3%
   72,500   Amgen, Inc. (Convertible into
            912,152 common shares) (b)................       0.375   02/01/13        64,706,250
   72,500   Amgen, Inc. (Convertible into 912,152
            common shares)............................       0.375   02/01/13        64,706,250
   54,800   Imclone Systems, Inc. (Convertible into
            578,759 common shares)....................       1.375   05/15/24        51,238,000
   58,000   Invitrogen Corp. (Convertible into 568,487
            common shares)............................       1.500   02/15/24        53,577,500
   13,636   Invitrogen Corp. (Convertible into 138,787
            common shares)............................       3.250   06/15/25        13,925,765
                                                                                ---------------
                                                                                    248,153,765
                                                                                ---------------
            BROADCASTING & CABLE TV  0.1%
   21,235   Sinclair Broadcast Group, Inc.
            (Convertible into 930,849 common
            shares)...................................       6.000   09/15/12        20,491,775
                                                                                ---------------

            COMMUNICATIONS EQUIPMENT  0.9%
   45,000   JDS Uniphase Corp. (Convertible into
            1,138,662 common shares)..................      *        11/15/10        41,793,750
   34,000   JDS Uniphase Corp. (Convertible into
            1,122,112 common shares) (b)..............       1.000   05/15/26        28,220,000
   36,000   Juniper Networks, Inc. (Convertible into
            1,787,443 common shares)..................      *        06/15/08        46,620,000
   57,236   Nortel Networks Corp. (Convertible into
            5,723,600 common shares) (Canada).........       4.250   09/01/08        56,735,185
                                                                                ---------------
                                                                                    173,368,935
                                                                                ---------------
            COMPUTER & ELECTRONICS RETAIL  0.2%
   36,600   Best Buy, Inc. (Convertible into 795,651
            common shares)............................       2.250   01/15/22        39,894,000
                                                                                ---------------

            DIVERSIFIED BANKS  0.5%
   92,200   Lehman Brothers Holdings, Inc.
            (Convertible into 797,235 common
            shares)...................................       1.500   03/23/12        96,063,180
                                                                                ---------------

 18                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES  0.5%
$   2,000   Centerpoint Energy, Inc. (Convertible into
            48,927 Time Warner, Inc. common shares)
            (d).......................................       2.000%  09/15/29   $    76,080,000
   10,065   PG & E Corp. (Convertible into 667,117
            common shares)............................       9.500   06/30/10        32,988,037
                                                                                ---------------
                                                                                    109,068,037
                                                                                ---------------
            ENTERTAINMENT  0.2%
   36,400   International Game Technology (Convertible
            into 589,225 common shares)...............       2.600   12/15/36        35,626,500
                                                                                ---------------

            ENVIRONMENTAL & FACILITIES SERVICES  0.1%
   22,000   Allied Waste Industries, Inc. (Convertible
            into 1,076,847 common shares).............       4.250   04/15/34        21,147,500
                                                                                ---------------

            FOOD RETAIL  0.2%
   87,186   SUPERVALU, Inc. (Convertible into 840,769
            common shares)............................      *        11/02/31        38,906,753
                                                                                ---------------

            HEALTH CARE  0.7%
   17,622   AMERIGROUP Corp. (Convertible into 414,318
            common shares)............................       2.000   05/15/12        15,551,415
   54,290   Beckman Coulter, Inc. (Convertible into
            731,547 common shares) (b)................       2.500   12/15/36        57,818,850
   14,000   Edwards Lifesciences Corp. (Convertible
            into 256,129 common shares)...............       3.875   05/15/33        14,560,000
   45,375   Health Management Associates, Inc.
            (Convertible into 3,258,415 common
            shares)...................................       4.375   08/01/23        48,721,406
                                                                                ---------------
                                                                                    136,651,671
                                                                                ---------------
            HEALTH CARE EQUIPMENT  0.4%
   22,700   Advanced Medical Optics, Inc. (Convertible
            into 451,832 common shares)...............       2.500   07/15/24        22,189,250
   15,957   Medtronic, Inc. (Convertible into 284,536
            common shares)............................       1.500   04/15/11        16,994,205
   50,000   Medtronic, Inc., Ser B (Convertible into
            808,980 common shares)....................       1.250   09/15/21        50,187,500
                                                                                ---------------
                                                                                     89,370,955
                                                                                ---------------
            HEALTH CARE FACILITIES  0.3%
   40,103   Manor Care, Inc. (Convertible into 896,198
            common shares) (b) (e).................... 2.125/1.875   08/01/35        60,405,144
    1,938   Manor Care, Inc. (Convertible into 43,309
            common shares) (e)........................ 2.125/1.875   08/01/35         2,919,112
                                                                                ---------------
                                                                                     63,324,256
                                                                                ---------------
            HEALTH CARE SERVICES  0.3%
   66,278   Omnicare, Inc. (Convertible into 831,279
            common shares)............................       3.250   12/15/35        55,756,368
                                                                                ---------------

See Notes to Financial Statements                                             19

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES  0.3%
$  64,000   3M Co., LYON (Convertible into 605,453
            common shares) (d)........................       2.400%  11/21/32   $    58,000,000
                                                                                ---------------

            INTEGRATED TELECOMMUNICATION SERVICES  0.5%
   40,800   Level 3 Communications, Inc. (Convertible
            into 302,573 common shares)...............       6.000   03/15/10        39,321,000
   36,200   Level 3 Communications, Inc. (Convertible
            into 5,041,784 common shares).............       2.875   07/15/10        39,593,750
   13,650   Level 3 Communications, Inc. (Convertible
            into 2,500,000 common shares).............       3.500   06/15/12        17,284,313
                                                                                ---------------
                                                                                     96,199,063
                                                                                ---------------
            INTERNET RETAIL  0.5%
   94,814   Amazon.com, Inc. (Convertible into
            1,215,136 common shares)..................       4.750   02/01/09        97,065,832
                                                                                ---------------

            INVESTMENT BANKING & BROKERAGE  0.7%
   90,500   Goldman Sachs Group, Inc. (Convertible
            into 763,069 common shares) (b)...........       2.000   05/09/14        87,115,300
   64,200   Goldman Sachs Group, Inc. (Convertible
            into 565,641 common shares)...............       2.000   02/02/12        64,885,656
                                                                                ---------------
                                                                                    152,000,956
                                                                                ---------------

            LIFE & HEALTH INSURANCE  0.2%
   35,802   Conseco, Inc. (Convertible into 1,342,897
            common shares) (e)........................ 3.500/0.000   09/30/35        36,562,792
                                                                                ---------------

            MEDIA-NONCABLE  0.3%
   29,574   Interpublic Group of Cos., Inc.
            (Convertible into 2,381,159 common
            shares)...................................       4.500   03/15/23        33,233,783
      375   Tribune Co. (Convertible into 4,538 Time
            Warner, Inc. common shares)...............       2.000   05/15/29        25,212,025
                                                                                ---------------
                                                                                     58,445,808
                                                                                ---------------

            PAPER PACKAGING  0.2%
   35,800   Sealed Air Corp. (Convertible into 517,084
            common shares) (b)........................       3.000   06/30/33        36,426,500
                                                                                ---------------

            PHARMACEUTICALS  0.8%
   27,304   Charles River Laboratories International
            (Convertible into 557,922 common shares)
            (b).......................................       2.250   06/15/13        33,003,710
   12,435   St. Jude Medical, Inc. (Convertible into
            238,878 common shares) (b)................       1.220   12/15/08        12,341,737
   68,475   Teva Pharmaceutical Finance Co.
            (Convertible into 1,335,769 common shares)
            (Israel)..................................       1.750   02/01/26        68,560,594

 20                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            PHARMACEUTICALS (CONTINUED)
$   2,488   Valeant Pharmaceuticals International
            (Convertible into 78,704 common shares)
            (b).......................................       4.000%  11/15/13   $     2,320,060
   40,000   Watson Pharmaceuticals, Inc. (Convertible
            into 998,752 common shares)...............       1.750   03/15/23        38,950,000
                                                                                ---------------
                                                                                    155,176,101
                                                                                ---------------
            PHOTOGRAPHIC PRODUCTS  0.3%
   50,000   Eastman Kodak Co. (Convertible into
            1,611,865 common shares)..................       3.375   10/15/33        52,750,000
                                                                                ---------------

            SEMICONDUCTORS  0.4%
   15,280   Intel Corp. (Convertible into 484,624
            common shares)............................       2.950   12/15/35        14,649,700
   30,145   Intel Corp. (Convertible into
            956,085 common shares) (b)................       2.950   12/15/35        28,901,519
   40,978   Xilinx, Inc. (Convertible into 1,314,410
            common shares) (b)........................       3.125   03/15/37        41,490,225
                                                                                ---------------
                                                                                     85,041,444
                                                                                ---------------
            SYSTEMS SOFTWARE  0.3%
   45,255   Symantec Corp. (Convertible into
            2,366,615 common shares) (b)..............       0.750   06/15/11        52,948,350
    4,551   Symantec Corp. (Convertible into
            237,995 common shares) (b)................       1.000   06/15/13         5,364,491
                                                                                ---------------
                                                                                     58,312,841
                                                                                ---------------
            TECHNOLOGY  1.6%
   36,300   Amdocs Ltd. (Convertible into
            841,837 common shares) (Guernsey).........       0.500   03/15/24        37,661,250
   55,000   Electronic Data Systems Corp. (Convertible
            into 1,611,016 common shares).............       3.875   07/15/23        55,962,500
   67,702   EMC Corp. (Convertible into
            4,210,915 common shares) (b)..............       1.750   12/01/11        85,812,285
   22,767   EMC Corp. (Convertible into
            1,417,923 common shares)..................       1.750   12/01/11        28,857,172
   36,420   Linear Technology Corp. (Convertible into
            728,400 common shares) (b)................       3.000   05/01/27        36,966,300
   36,428   Lucent Technologies, Inc., Ser B
            (Convertible into 2,373,157 common
            shares)...................................       2.875   06/15/25        40,981,500
   46,672   SanDisk Corp. (Convertible into
            566,719 common shares)....................       1.000   05/15/13        41,246,380
                                                                                ---------------
                                                                                    327,487,387
                                                                                ---------------

            TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  13.2%...................     2,623,048,838
                                                                                ---------------

See Notes to Financial Statements                                             21

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            UNITED STATES TREASURY OBLIGATIONS  11.5%
$  10,000   United States Treasury Bonds..............       5.500%  08/15/28   $    10,377,350
   63,400   United States Treasury Bonds..............       6.125   08/15/29        71,136,829
   15,000   United States Treasury Bonds..............       6.250   05/15/30        17,149,230
   96,750   United States Treasury Bonds..............       6.375   08/15/27       110,627,627
   78,500   United States Treasury Bonds..............       7.625   02/15/25        99,989,453
  159,725   United States Treasury Bonds..............       8.125   08/15/21       205,908,046
   23,665   United States Treasury Bonds..............       8.750   08/15/20        31,611,281
   28,000   United States Treasury Bonds..............       9.000   11/15/18        37,237,816
   25,000   United States Treasury Notes..............       2.625   03/15/09        24,076,175
  130,000   United States Treasury Notes..............       3.125   04/15/09       126,140,690
   54,000   United States Treasury Notes..............       3.250   01/15/09        52,688,016
   55,000   United States Treasury Notes..............       3.375   10/15/09        53,229,715
   25,000   United States Treasury Notes..............       3.500   11/15/09        24,230,475
   55,000   United States Treasury Notes..............       3.625   07/15/09        53,668,010
   50,000   United States Treasury Notes..............       3.625   06/15/10        48,300,800
   97,075   United States Treasury Notes..............       3.875   02/15/13        92,228,919
   45,000   United States Treasury Notes..............       4.000   06/15/09        44,279,325
   75,000   United States Treasury Notes (f)..........       4.000   11/15/12        71,923,875
  155,000   United States Treasury Notes..............       4.000   02/15/14       146,777,870
  130,000   United States Treasury Notes..............       4.250   08/15/14       124,393,880
   20,000   United States Treasury Notes..............       4.500   02/15/09        19,867,200
  226,860   United States Treasury Notes..............       4.500   02/28/11       223,847,072
   25,000   United States Treasury Notes..............       4.625   02/29/12        24,687,525
  184,000   United States Treasury Notes..............       4.750   11/15/08       183,468,240
   50,000   United States Treasury Notes..............       4.875   04/30/08        49,949,250
   25,000   United States Treasury Notes..............       4.875   05/15/09        24,996,100
   25,000   United States Treasury Notes..............       5.125   06/30/08        25,031,275
   72,340   United States Treasury Notes..............       5.750   08/15/10        74,137,215
   75,000   United States Treasury Notes..............       6.000   08/15/09        76,646,550
  133,000   United States Treasury Notes..............       6.500   02/15/10       138,185,005
                                                                                ---------------

            TOTAL UNITED STATES TREASURY OBLIGATIONS.........................     2,286,790,814
                                                                                ---------------
            CORPORATE BONDS  4.2%
            AEROSPACE/DEFENSE  0.0%
    3,579   Raytheon Co. .............................       4.500   11/15/07         3,566,774
                                                                                ---------------

            AIRLINES  0.0%
    3,654   America West Airlines, Inc. ..............       7.100   04/02/21         3,857,742
                                                                                ---------------

            AUTOMOTIVE  0.0%
    3,730   DaimlerChrysler NA Holding Corp. .........       7.750   01/18/11         3,972,935
    1,500   DaimlerChrysler NA Holding Corp. .........       8.500   01/18/31         1,900,989
                                                                                ---------------
                                                                                      5,873,924
                                                                                ---------------

 22                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            BANKING  0.7%
$   8,940   Bank of America Corp. ....................       3.375%  02/17/09   $     8,677,280
    1,525   Bank of New York Co., Inc. ...............       3.800   02/01/08         1,511,487
    1,270   Bank of New York Co., Inc. ...............       5.200   07/01/07         1,270,000
      505   Bank One Corp. ...........................       6.000   02/17/09           509,478
    3,250   Huntington National Bank..................       4.375   01/15/10         3,167,434
      790   JPMorgan Chase & Co. .....................       6.000   02/15/09           796,984
    5,480   JPMorgan Chase & Co. .....................       6.750   02/01/11         5,697,983
      961   JPMorgan Chase & Co. .....................       7.000   11/15/09           993,237
   10,385   Marshall & Ilsley Bank....................       3.800   02/08/08        10,290,974
    8,790   MBNA Corp. (c)............................       5.786   05/05/08         8,825,055
    5,730   Popular North America, Inc. ..............       5.650   04/15/09         5,728,711
   15,235   Sovereign Bancorp, Inc. (c)...............       5.590   03/23/10        15,249,031
      675   Sovereign Bank............................       4.000   02/01/08           669,371
   16,150   Unicredito Luxembourg Finance SA
            (Luxembourg) (b) (c)......................       5.405   10/24/08        16,159,593
   14,485   USB Capital IX (d)........................       6.189   04/15/42        14,604,096
   29,765   Wachovia Capital Trust III (d)............       5.800   08/29/49        29,659,632
    2,540   Washington Mutual Bank FA.................       5.500   01/15/13         2,485,134
    8,730   Washington Mutual, Inc. ..................       8.250   04/01/10         9,295,006
                                                                                ---------------
                                                                                    135,590,486
                                                                                ---------------
            BROKERAGE  0.4%
   14,135   Goldman Sachs Capital II (d)..............       5.793   12/29/49        13,809,471
   46,000   Goldman Sachs Group, Inc. ................       0.250   08/30/08        49,765,100
    6,614   World Financial Properties (b)............       6.910   09/01/13         6,830,480
    2,998   World Financial Properties (b)............       6.950   09/01/13         3,099,274
                                                                                ---------------
                                                                                     73,504,325
                                                                                ---------------
            CHEMICALS  0.0%
    5,635   ICI Wilmington, Inc. .....................       4.375   12/01/08         5,541,921
                                                                                ---------------

            CONSTRUCTION MACHINERY  0.1%
    8,555   Caterpillar Financial Services Corp. .....       3.625   11/15/07         8,500,068
                                                                                ---------------

            CONSUMER PRODUCTS  0.1%
   10,150   Clorox Co. (c)............................       5.485   12/14/07        10,156,222
                                                                                ---------------

            DIVERSIFIED MANUFACTURING  0.2%
    7,815   Brascan Corp. (Canada)....................       7.125   06/15/12         8,218,332
      775   Brascan Corp. (Canada)....................       8.125   12/15/08           802,459
    4,900   Brookfield Asset Management, Inc.
            (Canada)..................................       5.800   04/25/17         4,742,329
    2,785   Cooper Industries, Inc. ..................       5.250   07/01/07         2,785,000
    6,140   Cooper Industries, Inc. ..................       5.250   11/15/12         6,028,043
    3,510   Textron Financial Corp. ..................       4.125   03/03/08         3,482,117
    9,030   Textron Financial Corp. ..................       5.125   02/03/11         8,943,691
                                                                                ---------------
                                                                                     35,001,971
                                                                                ---------------

See Notes to Financial Statements                                             23

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            ELECTRIC  0.3%
$   8,235   Arizona Public Service Co. ...............       5.800%  06/30/14   $     8,137,423
    7,100   Carolina Power & Light Co. ...............       5.125   09/15/13         6,885,218
      610   Consumers Energy Co. .....................       4.400   08/15/09           596,351
      700   Consumers Energy Co., Ser F...............       4.000   05/15/10           671,833
    4,300   Consumers Energy Co., Ser H...............       4.800   02/17/09         4,249,553
    4,885   Detroit Edison Co. .......................       6.125   10/01/10         4,975,695
    4,205   Duquesne Light Co., Ser O.................       6.700   04/15/12         4,395,196
    3,630   Entergy Gulf States, Inc. ................       3.600   06/01/08         3,566,010
    3,340   Entergy Gulf States, Inc. (c).............       5.760   12/01/09         3,340,214
    1,330   Indianapolis Power & Light Co. (b)........       6.300   07/01/13         1,357,173
    4,500   NiSource Finance Corp. (c)................       5.930   11/23/09         4,509,491
    8,315   Ohio Power Co., Ser K.....................       6.000   06/01/16         8,337,168
    1,255   Public Service Electric & Gas.............       5.000   01/01/13         1,214,939
    5,045   Wisconsin Electric Power Co. .............       3.500   12/01/07         5,004,312
                                                                                ---------------
                                                                                     57,240,576
                                                                                ---------------
            ELECTRIC UTILITIES  0.0%
    2,420   Centerpoint Energy Resource Corp. ........       6.250   02/01/37         2,338,349
                                                                                ---------------

            ENVIRONMENTAL  0.0%
    1,855   Waste Management, Inc. ...................       7.375   08/01/10         1,944,828
                                                                                ---------------

            FOOD/BEVERAGE  0.2%
    2,385   ConAgra Foods, Inc. ......................       7.000   10/01/28         2,491,416
    4,230   ConAgra Foods, Inc. ......................       8.250   09/15/30         5,021,052
    9,000   FBG Finance Ltd. (Australia) (b)..........       5.125   06/15/15         8,448,228
    7,750   Miller Brewing Co. (b)....................       4.250   08/15/08         7,635,006
    6,815   Sara Lee Corp. ...........................       6.125   11/01/32         6,115,188
    4,690   YUM! Brands, Inc. ........................       8.875   04/15/11         5,164,197
                                                                                ---------------
                                                                                     34,875,087
                                                                                ---------------
            HEALTH CARE  0.1%
    4,115   UnitedHealth Group, Inc. .................       4.125   08/15/09         4,017,219
    6,175   UnitedHealth Group, Inc. (c)..............       5.440   03/02/09         6,178,495
    3,260   Wellpoint, Inc. ..........................       3.750   12/14/07         3,234,810
    2,265   Wellpoint, Inc. ..........................       4.250   12/15/09         2,195,261
                                                                                ---------------
                                                                                     15,625,785
                                                                                ---------------
            INTEGRATED ENERGY  0.0%
    5,000   Niagara Mohawk Power Corp., Ser G.........       7.750   10/01/08         5,128,400
                                                                                ---------------
                                                                                      5,128,400
                                                                                ---------------
            LIFE INSURANCE  0.2%
    5,000   American General Corp. ...................       7.500   08/11/10         5,295,200
    3,985   AXA Financial, Inc. ......................       6.500   04/01/08         4,013,696
    1,145   John Hancock Financial Services, Inc. ....       5.625   12/01/08         1,149,013
      730   John Hancock Global Funding II (b)........       7.900   07/02/10           779,678
    3,155   Nationwide Financial Services, Inc. ......       6.250   11/15/11         3,230,468
    4,865   Platinum Underwriters Finance, Inc., Ser
            B.........................................       7.500   06/01/17         5,016,973

 24                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            LIFE INSURANCE (CONTINUED)
$   4,980   Platinum Underwriters Finance, Inc. Ser B
            (Bermuda).................................       6.371%  11/16/07   $     4,965,662
   10,335   Xlliac Global Funding (b).................       4.800   08/10/10        10,114,999
                                                                                ---------------
                                                                                     34,565,689
                                                                                ---------------
            MEDIA-CABLE  0.2%
    3,525   Comcast Cable Communications, Inc. .......       6.750   01/30/11         3,651,445
    6,325   Comcast Cable Communications, Inc. .......       7.125   06/15/13         6,711,704
   10,000   Cox Communications, Inc. .................       7.250   11/15/15        10,733,290
   15,240   Time Warner, Inc. (c).....................       5.590   11/13/09        15,263,028
                                                                                ---------------
                                                                                     36,359,467
                                                                                ---------------
            MEDIA-NONCABLE  0.0%
    8,530   Viacom, Inc. .............................       6.875   04/30/36         8,266,278
                                                                                ---------------

            NONCAPTIVE-CONSUMER FINANCE  0.5%
    5,800   American General Finance Corp. ...........       4.625   05/15/09         5,722,437
    6,760   American General Finance Corp. ...........       4.625   09/01/10         6,584,957
   10,190   Countrywide Home Loans, Inc. .............       3.250   05/21/08         9,989,145
    2,385   Household Finance Corp. ..................       4.125   12/15/08         2,342,902
    2,900   Household Finance Corp. ..................       4.125   11/16/09         2,817,582
    1,340   Household Finance Corp. ..................       5.875   02/01/09         1,349,639
    6,316   Household Finance Corp. ..................       6.375   10/15/11         6,495,829
    3,285   Household Finance Corp. ..................       6.400   06/17/08         3,314,401
    7,060   Household Finance Corp. ..................       6.750   05/15/11         7,334,669
    1,925   Household Finance Corp. ..................       8.000   07/15/10         2,057,363
   16,830   Residential Capital Corp. ................       6.375   06/30/10        16,623,866
   11,000   Residential Capital LLC (c)...............       5.860   06/09/08        10,890,957
   14,705   Residential Capital LLC...................       6.500   04/17/13        14,230,352
    8,795   SLM Corp. ................................       4.000   01/15/10         8,189,675
    6,750   SLM Corp. ................................       5.000   10/01/13         5,766,613
    2,500   Washington Mutual Preferred Funding II (b)
            (d).......................................       6.665   12/31/49         2,390,702
                                                                                ---------------
                                                                                    106,101,089
                                                                                ---------------
            NONCAPTIVE-DIVERSIFIED FINANCE  0.2%
    7,765   Capmark Financial Group, Inc. (b).........       5.875   05/10/12         7,671,214
    3,100   Capmark Financial Group, Inc. (b).........       6.300   05/10/17         3,056,082
    4,015   CIT Group, Inc. ..........................       4.750   08/15/08         3,982,021
    2,925   General Electric Capital Corp. ...........       4.250   12/01/10         2,824,450
    2,420   General Electric Capital Corp. ...........       4.750   09/15/14         2,292,795
    4,750   General Electric Capital Corp. ...........       5.875   02/15/12         4,810,415
    1,300   International Lease Finance Corp. ........       3.750   08/01/07         1,298,451
   10,165   Nationwide Building Society (United
            Kingdom) (b)..............................       4.250   02/01/10         9,863,984
                                                                                ---------------
                                                                                     35,799,412
                                                                                ---------------
            OTHER UTILITIES  0.1%
    8,390   Plains All American Pipeline..............       6.700   05/15/36         8,426,497
                                                                                ---------------

See Notes to Financial Statements                                             25

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            PIPELINES  0.0%
$   3,075   Consolidated Natural Gas Co., Ser C.......       6.250%  11/01/11   $     3,143,990
    4,610   Texas Eastern Transmission Corp. .........       7.000   07/15/32         5,072,540
                                                                                ---------------
                                                                                      8,216,530
                                                                                ---------------
            PROPERTY & CASUALTY INSURANCE  0.3%
   22,220   AIG SunAmerica Global Financing VI (b)....       6.300   05/10/11        22,776,367
    9,355   Catlin Insurance Co. Ltd. (Bermuda) (b)
            (d).......................................       7.249   12/01/49         8,916,353
   10,871   Farmers Exchange Capital (b)..............       7.050   07/15/28        11,042,838
    2,790   Farmers Insurance Exchange Surplus (b)....       8.625   05/01/24         3,231,213
    6,330   Mantis Reef Ltd. (Cayman Islands) (b).....       4.692   11/14/08         6,258,243
    8,435   St. Paul Travelers Cos., Inc. ............       5.010   08/16/07         8,431,601
    5,240   Two-Rock Pass Through Trust (Bermuda) (b)
            (c).......................................       6.298   02/11/49         5,162,710
                                                                                ---------------
                                                                                     65,819,325
                                                                                ---------------
            RAILROADS  0.1%
    5,760   Burlington Northern Santa Fe Corp. .......       6.125   03/15/09         5,823,199
    5,000   CSX Corp. ................................       6.750   03/15/11         5,171,835
    2,285   Union Pacific Corp. ......................       6.625   02/01/08         2,299,976
                                                                                ---------------
                                                                                     13,295,010
                                                                                ---------------
            REFINING  0.0%
    6,275   Valero Energy Corp. ......................       3.500   04/01/09         6,086,731
                                                                                ---------------

            REITS  0.1%
   12,195   iStar Financial, Inc. (c).................       5.710   03/09/10        12,216,378
                                                                                ---------------

            RETAILERS  0.2%
    2,240   CVS Caremark Corp. .......................       5.750   08/15/11         2,241,868
    4,900   CVS Caremark Corp. .......................       5.750   06/01/17         4,736,399
    8,266   CVS Lease Pass Through Trust (b)..........       6.036   12/10/28         8,046,342
    2,890   Federated Department Stores, Inc. ........       6.300   04/01/09         2,918,978
    4,000   Federated Department Stores, Inc. ........       6.625   09/01/08         4,027,352
   13,000   Home Depot, Inc. (c)......................       5.485   12/16/09        12,987,169
    8,325   May Department Stores Co. ................       6.700   07/15/34         7,762,122
                                                                                ---------------
                                                                                     42,720,230
                                                                                ---------------
            SUPERMARKETS  0.0%
    3,655   Fred Meyer, Inc. .........................       7.450   03/01/08         3,701,163
    3,700   Kroger Co., Ser B.........................       7.250   06/01/09         3,805,291
                                                                                ---------------
                                                                                      7,506,454
                                                                                ---------------
            TECHNOLOGY  0.0%
    4,720   LG Electronics, Inc. (South Korea) (b)....       5.000   06/17/10         4,614,442
                                                                                ---------------

            WIRELESS  0.0%
    7,125   Vodafone Group PLC (United Kingdom) (c)...       5.450   12/28/07         7,128,848
                                                                                ---------------

 26                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
            WIRELINE  0.2%
$     253   AT&T Corp. ...............................       7.300%  11/15/11   $       269,565
      650   AT&T Corp. ...............................       8.000   11/15/31           774,844
    9,810   France Telecom SA (France)................       8.500   03/01/31        12,361,689
    3,000   GTE Corp. ................................       7.510   04/01/09         3,097,575
    4,700   SBC Communications, Inc. .................       6.150   09/15/34         4,520,911
    2,310   Sprint Capital Corp. .....................       8.750   03/15/32         2,601,439
    1,025   Telecom Italia Capital (Luxembourg).......       4.000   11/15/08         1,003,538
   10,060   Telecom Italia Capital (Luxembourg).......       4.000   01/15/10         9,676,644
    1,575   Telecom Italia Capital (Luxembourg).......       4.875   10/01/10         1,535,204
    9,335   Telefonica Europe (Netherlands)...........       8.250   09/15/30        10,880,064
      365   Verizon New England, Inc. ................       6.500   09/15/11           374,967
                                                                                ---------------
                                                                                     47,096,440
                                                                                ---------------

            TOTAL CORPORATE BONDS  4.2%......................................       842,965,278
                                                                                ---------------

            ASSET BACKED SECURITIES  2.2%
    9,308   Bank of America Securities Auto Trust.....       3.990   08/18/09         9,263,329
    9,392   Capital Auto Receivables Asset Trust......       4.050   07/15/09         9,352,038
   23,500   Capital Auto Receivables Asset Trust......       4.980   05/15/11        23,410,209
   26,750   Capital Auto Receivables Asset Trust
            (b).......................................       5.310   10/20/09        26,738,703
   24,825   Capital Auto Receivables Asset Trust
            (c).......................................       5.380   07/15/10        24,831,589
   12,550   Capital One Auto Finance Trust............       5.070   07/15/11        12,513,798
    4,149   Caterpillar Financial Asset Trust.........       3.900   02/25/09         4,136,660
   19,250   Caterpillar Financial Asset Trust.........       5.570   05/25/10        19,312,634
    5,872   Chase Manhattan Auto Owner Trust..........       2.830   09/15/10         5,799,385
    1,167   CIT Equipment Collateral Ownership
            Trust.....................................       3.500   09/20/08         1,161,194
   16,200   CIT Equipment Collateral Ownership
            Trust.....................................       5.070   02/20/10        16,149,202
   18,000   Citibank Credit Card Issuance Trust (c)...       5.340   03/22/12        18,010,899
    3,508   CNH Equipment Trust.......................       4.020   04/15/09         3,494,521
   16,431   CNH Equipment Trust.......................       4.270   01/15/10        16,325,702
   10,100   CNH Equipment Trust.......................       5.200   06/15/10        10,075,405
    3,021   DaimlerChrysler Auto Trust................       2.860   03/09/09         3,020,959
    5,751   DaimlerChrysler Auto Trust................       4.040   09/08/09         5,728,042
    2,636   Ford Credit Auto Owner Trust..............       4.170   01/15/09         2,630,318
   11,025   Ford Credit Auto Owner Trust..............       5.050   03/15/10        11,004,812
   24,000   Ford Credit Auto Owner Trust..............       5.260   10/15/10        23,977,382
   10,323   GE Equipment Small Ticket LLC (b).........       4.380   07/22/09        10,270,058
   16,011   GE Equipment Small Ticket LLC (b).........       4.880   10/22/09        15,966,410
   19,900   GS Auto Loan Trust........................       5.370   12/15/10        19,910,921
    7,085   Harley-Davidson Motorcycle Trust..........       3.560   02/15/12         6,982,185
   15,800   Harley-Davidson Motorcycle Trust..........       3.760   12/17/12        15,469,072
   10,000   Harley-Davidson Motorcycle Trust..........       4.070   02/15/12         9,866,561
   10,700   Hertz Vehicle Financial, LLC (b)..........       4.930   02/25/10        10,631,839
    7,114   Honda Auto Receivables Owner Trust........       3.060   10/21/09         7,075,805
    7,018   Honda Auto Receivables Owner Trust........       3.870   04/20/09         6,979,137

See Notes to Financial Statements                                             27

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY        VALUE
-----------------------------------------------------------------------------------------------
$   2,919   Honda Auto Receivables Owner Trust........       3.930%  01/15/09   $     2,909,164
   14,000   Honda Auto Receivables Owner Trust........       4.850   10/19/09        13,970,683
    6,864   Hyundai Auto Receivables Trust............       3.980   11/16/09         6,814,742
    9,439   Merrill Auto Trust Securitization.........       4.100   08/25/09         9,399,641
    9,771   Nissan Auto Receivables Owner Trust.......       3.990   07/15/09         9,718,496
    9,900   TXU Electric Delivery Transition Bond
            Company LLC...............................       4.810   11/15/12         9,700,912
      732   USAA Auto Owner Trust.....................       3.160   02/17/09           731,422
   12,394   USAA Auto Owner Trust.....................       3.580   02/15/11        12,308,699
    3,758   USAA Auto Owner Trust.....................       3.900   07/15/09         3,741,720
    1,057   Volkswagen Auto Lease Trust...............       3.820   05/20/08         1,056,511
   13,050   Volkswagen Auto Loan Enhanced Trust.......       4.800   07/20/09        13,021,366
    4,341   Wachovia Auto Owners Trust................       4.060   09/21/09         4,317,135
                                                                                ---------------

TOTAL ASSET BACKED SECURITIES  2.2%..........................................       437,779,260
                                                                                ---------------

TOTAL LONG-TERM INVESTMENTS   97.0%
  (Cost $16,034,474,579).....................................................    19,237,417,447
                                                                                ---------------
DESCRIPTION                                                                          VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.1%
REPURCHASE AGREEMENTS  2.7%
Citigroup Global Markets, Inc. ($166,803,830 par collateralized by U.S.
Government obligations in a pooled cash account, interest rate of 5.33%,
dated 06/29/07, to be sold on 07/02/07 at $166,877,918)......................   $   166,803,830
State Street Bank & Trust Co. ($360,983,170 par collateralized by U.S.
Government obligations in a pooled cash account, interest rate of 4.85%,
dated 06/29/07, to be sold on 07/02/07 at $361,129,068)......................       360,983,170
                                                                                ---------------

TOTAL REPURCHASE AGREEMENTS..................................................       527,787,000
                                                                                ---------------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.4%
Federal Home Loan Bank Discount Notes ($72,000,000.00 par, yielding 5.151%,
07/06/07 maturity)...........................................................        71,959,392
United States Treasury Bill ($3,500,000.00 par, yielding 5.110%, 07/12/07
maturity) (g)................................................................         3,494,744
                                                                                ---------------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............................   $    75,454,136
                                                                                ---------------

 28                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                            VALUE
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS 3.1%
  (Cost $603,231,044)..........................................................   $   603,241,136
                                                                                  ---------------

TOTAL INVESTMENTS  100.1%
  (Cost $16,637,705,623).......................................................    19,840,658,583
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)..................................       (15,885,058)
                                                                                  ---------------

NET ASSETS  100.0%.............................................................   $19,824,773,525
                                                                                  ===============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Non-income producing security as this stock currently does not declare income dividends.

(b) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Floating Rate Coupon

(d) Variable Rate Coupon

(e) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date.

(f) Security purchased on a when-issued or delayed delivery basis.

(g) All or a portion of this security has been physically segregated in connection with open futures contracts.

ADR--American Depositary Receipt

LYON--Liquid Yield Option Note

REIT--Real Estate Investment Trust

See Notes to Financial Statements                                             29

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 2-Year Futures, September 2007
  (Current Notional Value of $203,781 per contract).........      256       $    23,768
U.S. Treasury Notes 5-Year Futures, September 2007
  (Current Notional Value of $104,078 per contract).........    2,830        (2,223,467)
U.S. Treasury Notes 10-Year Futures, September 2007
  (Current Notional Value of $105,703 per contract).........    5,700        (7,689,121)
SHORT CONTRACTS:
U.S. Treasury Bond Futures, September 2007
  (Current Notional Value of $107,750 per contract).........    2,651         1,826,415
                                                               ------       -----------
                                                               11,437       $(8,062,405)
                                                               ======       ===========

 30                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $16,637,705,623)....................  $19,840,658,583
Cash........................................................              522
Receivables:
 Investments Sold...........................................      180,123,469
 Interest...................................................       61,087,736
 Fund Shares Sold...........................................       30,993,769
 Dividends..................................................       25,385,380
 Variation Margin on Futures................................        1,251,412
Other.......................................................          479,913
                                                              ---------------
   Total Assets.............................................   20,139,980,784
                                                              ---------------
LIABILITIES:
Payables:
 Investments Purchased......................................      249,378,185
 Fund Shares Repurchased....................................       43,133,379
 Distributor and Affiliates.................................       12,544,481
 Investment Advisory Fee....................................        5,760,932
Trustees' Deferred Compensation and Retirement Plans........          766,652
Accrued Expenses............................................        3,623,630
                                                              ---------------
   Total Liabilities........................................      315,207,259
                                                              ---------------
NET ASSETS..................................................  $19,824,773,525
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
 number of shares authorized)...............................  $16,313,249,571
Net Unrealized Appreciation.................................    3,194,890,555
Accumulated Undistributed Net Investment Income.............       (3,393,399)
Accumulated Net Realized Gain...............................      320,026,798
                                                              ---------------
NET ASSETS..................................................  $19,824,773,525
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value and redemption price per share (Based on
   net assets of $13,656,295,421 and 1,438,613,939 shares of
   beneficial interest issued and outstanding)..............  $          9.49
   Maximum sales charge (5.75%* of offering price)..........             0.58
                                                              ---------------
   Maximum offering price to public.........................  $         10.07
                                                              ===============
 Class B Shares:
   Net asset value and offering price per share (Based on
   net assets of $3,280,701,516 and 351,635,459 shares of
   beneficial interest issued and outstanding)..............  $          9.33
                                                              ===============
 Class C Shares:
   Net asset value and offering price per share (Based on
   net assets of $2,441,266,806 and 260,494,192 shares of
   beneficial interest issued and outstanding)..............  $          9.37
                                                              ===============
 Class R Shares:
   Net asset value and offering price per share (Based on
   net assets of $187,501,431 and 19,673,182 shares of
   beneficial interest issued and outstanding)..............  $          9.53
                                                              ===============
 Class I Shares:
   Net asset value and offering price per share (Based on
   net assets of $259,008,351 and 27,280,880 shares of
   beneficial interest issued and outstanding)..............  $          9.49
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             31

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $5,761,979)...............................................  $  162,510,154
Interest....................................................     134,108,360
                                                              --------------
  Total Income..............................................     296,618,514
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................      16,305,235
  Class B...................................................      16,265,284
  Class C...................................................      11,665,011
  Class R...................................................         430,082
Investment Advisory Fee.....................................      33,460,379
Transfer Agent Fees.........................................      11,754,673
Accounting and Administrative Expenses......................       1,009,732
Reports to Shareholders.....................................         891,921
Custody.....................................................         418,543
Registration Fees...........................................         231,711
Professional Fees...........................................         200,346
Trustees' Fees and Related Expenses.........................         189,468
Other.......................................................         236,891
                                                              --------------
    Total Expenses..........................................      93,059,276
    Less Credits Earned on Cash Balances....................         220,885
                                                              --------------
    Net Expenses............................................      92,838,391
                                                              --------------
NET INVESTMENT INCOME.......................................  $  203,780,123
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  354,591,295
  Futures...................................................      (1,451,317)
                                                              --------------
Net Realized Gain...........................................     353,139,978
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,700,015,010
                                                              --------------
  End of the Period:
    Investments.............................................   3,202,952,960
    Futures.................................................      (8,062,405)
                                                              --------------
                                                               3,194,890,555
                                                              --------------
Net Unrealized Appreciation During the Period...............     494,875,545
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  848,015,523
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,051,795,646
                                                              ==============

 32                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE             FOR THE
                                                        SIX MONTHS ENDED      YEAR ENDED
                                                         JUNE 30, 2007     DECEMBER 31, 2006
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $   203,780,123     $   347,818,555
Net Realized Gain.....................................      353,139,978         649,950,008
Net Unrealized Appreciation During the Period.........      494,875,545         983,486,999
                                                        ---------------     ---------------
Change in Net Assets from Operations..................    1,051,795,646       1,981,255,562
                                                        ---------------     ---------------

Distributions from Net Investment Income:
  Class A Shares......................................     (150,278,159)       (258,452,039)
  Class B Shares......................................      (25,555,478)        (49,507,825)
  Class C Shares......................................      (18,404,941)        (32,530,382)
  Class R Shares......................................       (1,787,420)         (2,517,017)
  Class I Shares......................................       (2,741,268)         (2,464,255)
                                                        ---------------     ---------------
                                                           (198,767,266)       (345,471,518)
                                                        ---------------     ---------------

Distributions from Net Realized Gain:
  Class A Shares......................................      (55,776,340)       (541,233,870)
  Class B Shares......................................      (14,258,936)       (150,343,870)
  Class C Shares......................................      (10,108,362)       (100,398,199)
  Class R Shares......................................         (728,378)         (6,244,285)
  Class I Shares......................................         (777,000)         (5,362,950)
                                                        ---------------     ---------------
                                                            (81,649,016)       (803,583,174)
                                                        ---------------     ---------------
Total Distributions...................................     (280,416,282)     (1,149,054,692)
                                                        ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      771,379,364         832,200,870
                                                        ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    2,051,993,704       3,834,045,478
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      256,217,640       1,044,356,373
Cost of Shares Repurchased............................   (1,703,910,574)     (2,989,639,927)
                                                        ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      604,300,770       1,888,761,924
                                                        ---------------     ---------------
TOTAL INCREASE IN NET ASSETS..........................    1,375,680,134       2,720,962,794
NET ASSETS:
Beginning of the Period...............................   18,449,093,391      15,728,130,597
                                                        ---------------     ---------------
End of the Period (Including accumulated undistributed
  net investment income of $(3,393,399) and
  $(8,406,256), respectively).........................  $19,824,773,525     $18,449,093,391
                                                        ===============     ===============

See Notes to Financial Statements                                             33

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                      YEAR ENDED DECEMBER 31,
CLASS A SHARES                      JUNE 30,    --------------------------------------------------------
                                      2007        2006          2005        2004       2003       2002
                                   ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..........................  $    9.12    $    8.68     $    8.62   $   7.90   $   6.62   $   7.46
                                   ---------    ---------     ---------   --------   --------   --------
 Net Investment Income...........       0.11(a)      0.20(a)       0.17       0.16       0.15       0.16
 Net Realized and Unrealized
   Gain/Loss.....................       0.41         0.86          0.49       0.75       1.30      (0.76)
                                   ---------    ---------     ---------   --------   --------   --------
Total from Investment
 Operations......................       0.52         1.06          0.66       0.91       1.45      (0.60)
                                   ---------    ---------     ---------   --------   --------   --------
Less:
 Distributions from Net
   Investment Income.............       0.11         0.20          0.18       0.18       0.17       0.17
 Distributions from Net Realized
   Gain..........................       0.04         0.42          0.42       0.01        -0-       0.07
                                   ---------    ---------     ---------   --------   --------   --------
Total Distributions..............       0.15         0.62          0.60       0.19       0.17       0.24
                                   ---------    ---------     ---------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD......................  $    9.49    $    9.12     $    8.68   $   8.62   $   7.90   $   6.62
                                   =========    =========     =========   ========   ========   ========

Total Return (b).................      5.73%*      12.53%         7.81%     11.77%     22.16%     -8.32%
Net Assets at End of the Period
 (In millions)...................  $13,656.3    $12,604.9     $10,376.7   $7,737.1   $5,198.4   $2,851.6
Ratio of Expenses to Average Net
 Assets..........................      0.76%        0.78%         0.78%      0.80%      0.83%      0.82%
Ratio of Net Investment Income to
 Average Net Assets..............      2.36%        2.29%         1.98%      1.97%      2.18%      2.34%
Portfolio Turnover...............        13%*         39%           38%        42%        49%        53%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                     YEAR ENDED DECEMBER 31,
CLASS B SHARES                      JUNE 30,    ------------------------------------------------------
                                      2007        2006         2005       2004       2003       2002
                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...........................  $   8.97    $   8.55     $   8.49   $   7.79   $   6.53   $   7.36
                                    --------    --------     --------   --------   --------   --------
 Net Investment Income............      0.07(a)     0.13(a)      0.11       0.10       0.10       0.11
 Net Realized and Unrealized
   Gain/Loss......................      0.40        0.84         0.49       0.73       1.28      (0.76)
                                    --------    --------     --------   --------   --------   --------
Total from Investment
 Operations.......................      0.47        0.97         0.60       0.83       1.38      (0.65)
                                    --------    --------     --------   --------   --------   --------
Less:
 Distributions from Net Investment
   Income.........................      0.07        0.13         0.12       0.12       0.12       0.11
 Distributions from Net Realized
   Gain...........................      0.04        0.42         0.42       0.01        -0-       0.07
                                    --------    --------     --------   --------   --------   --------
Total Distributions...............      0.11        0.55         0.54       0.13       0.12       0.18
                                    --------    --------     --------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD.......................  $   9.33    $   8.97     $   8.55   $   8.49   $   7.79   $   6.53
                                    ========    ========     ========   ========   ========   ========

Total Return (b)..................     5.31%*     11.66%        7.15%     10.85%     21.31%     -9.02%
Net Assets at End of the Period
 (In millions)....................  $3,280.7    $3,270.4     $3,222.1   $3,076.3   $2,622.0   $1,749.6
Ratio of Expenses to Average Net
 Assets...........................     1.51%       1.53%        1.53%      1.55%      1.59%      1.57%
Ratio of Net Investment Income to
 Average Net Assets...............     1.61%       1.54%        1.22%      1.21%      1.43%      1.57%
Portfolio Turnover................       13%*        39%          38%        42%        49%        53%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                 JUNE 30,    ---------------------------------------------------
                                 2007        2006       2005       2004       2003       2002
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $   9.01    $   8.58   $   8.52   $   7.82   $   6.55    $ 7.39
                               --------    --------   --------   --------   --------    ------
  Net Investment Income.....       0.07(a)     0.14(a)     0.11      0.10       0.10      0.11
  Net Realized and
    Unrealized Gain/Loss....       0.40        0.84       0.49       0.73       1.29     (0.77)
                               --------    --------   --------   --------   --------    ------
Total from Investment
  Operations................       0.47        0.98       0.60       0.83       1.39     (0.66)
                               --------    --------   --------   --------   --------    ------
Less:
  Distributions from Net
    Investment Income.......       0.07        0.13       0.12       0.12       0.12      0.11
  Distributions from Net
    Realized Gain...........       0.04        0.42       0.42       0.01        -0-      0.07
                               --------    --------   --------   --------   --------    ------
Total Distributions.........       0.11        0.55       0.54       0.13       0.12      0.18
                               --------    --------   --------   --------   --------    ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $   9.37    $   9.01   $   8.58   $   8.52   $   7.82    $ 6.55
                               ========    ========   ========   ========   ========    ======

Total Return (b)............      5.29%*     11.73%      7.12%     10.81%     21.40%(c) -9.12%
Net Assets at End of the
  Period (In millions)......   $2,441.3    $2,267.4   $1,968.8   $1,561.6   $1,071.9    $529.5
Ratio of Expenses to Average
  Net Assets................      1.51%       1.53%      1.53%      1.55%      1.59%     1.58%
Ratio of Net Investment
  Income to Average Net
  Assets....................      1.61%       1.54%      1.22%      1.22%      1.44%(c)  1.60%
Portfolio Turnover..........        13%*        39%        38%        42%        49%       53%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .02%.

 36                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                            OCTOBER 1, 2002
                               ENDED             YEAR ENDED DECEMBER 31,          (COMMENCEMENT OF
CLASS R SHARES                JUNE 30,     ------------------------------------    OPERATIONS) TO
                                2007        2006      2005      2004      2003    DECEMBER 31, 2002
                             ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD..............   $ 9.16      $ 8.72    $ 8.65    $ 7.93    $ 6.63         $6.43
                               ------      ------    ------    ------    ------         -----
 Net Investment Income......     0.10(a)     0.18(a)   0.15      0.15      0.15          0.02
 Net Realized and Unrealized
   Gain.....................     0.40        0.86      0.50      0.74      1.30          0.22
                               ------      ------    ------    ------    ------         -----
Total from Investment
 Operations.................     0.50        1.04      0.65      0.89      1.45          0.24
                               ------      ------    ------    ------    ------         -----
Less:
 Distributions from Net
   Investment Income........     0.09        0.18      0.16      0.16      0.15          0.04
 Distributions from Net
   Realized Gain............     0.04        0.42      0.42      0.01       -0-           -0-
                               ------      ------    ------    ------    ------         -----
Total Distributions.........     0.13        0.60      0.58      0.17      0.15          0.04
                               ------      ------    ------    ------    ------         -----
NET ASSET VALUE, END OF THE
 PERIOD.....................   $ 9.53      $ 9.16    $ 8.72    $ 8.65    $ 7.93         $6.63
                               ======      ======    ======    ======    ======         =====

Total Return (b)............    5.57%*     12.20%     7.65%    11.45%    22.15%         3.69%*
Net Assets at End of the
 Period (In millions).......   $187.5      $151.8    $101.8    $ 40.8    $ 15.2         $ 0.1
Ratio of Expenses to Average
 Net Assets.................    1.01%       1.03%     1.03%     1.05%     1.12%         1.19%
Ratio of Net Investment
 Income to Average Net
 Assets.....................    2.12%       2.04%     1.73%     1.72%     1.88%         1.67%
Portfolio Turnover..........      13%*        39%       38%       42%       49%           53%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS      YEAR ENDED       DECEMBER 22, 2004
                                               ENDED        DECEMBER 31,      (COMMENCEMENT OF
CLASS I SHARES                                JUNE 30,     ---------------     OPERATIONS) TO
                                                2007        2006     2005     DECEMBER 31, 2004
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....   $ 9.12      $ 8.69    $8.61          $8.58
                                               ------      ------    -----          -----
  Net Investment Income.....................     0.12(a)     0.23(a)  0.17            -0-(c)
  Net Realized and Unrealized Gain..........     0.41        0.84     0.53           0.03
                                               ------      ------    -----          -----
Total from Investment Operations............     0.53        1.07     0.70           0.03
                                               ------      ------    -----          -----
Less:
  Distributions from Net Investment
    Income..................................     0.12        0.22     0.20            -0-
  Distributions from Net Realized Gain......     0.04        0.42     0.42            -0-
                                               ------      ------    -----          -----
Total Distributions.........................     0.16        0.64     0.62            -0-
                                               ------      ------    -----          -----
NET ASSET VALUE, END OF THE PERIOD..........   $ 9.49      $ 9.12    $8.69          $8.61
                                               ======      ======    =====          =====

Total Return (b)............................    5.86%*     12.68%    8.33%          0.35%*
Net Assets at End of the Period (In
  millions).................................   $259.0      $154.7    $58.7          $ 1.5
Ratio of Expenses to Average Net Assets.....    0.51%       0.53%    0.55%          0.56%
Ratio of Net Investment Income to Average
  Net Assets................................    2.64%       2.53%    2.17%          1.20%
Portfolio Turnover..........................      13%*        39%      38%            42%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

 38                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity and Income Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of June 30, 2007, this did not result in an impact to the Fund's financial statements.

    At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $16,693,641,448
                                                                ===============
Gross tax unrealized appreciation...........................    $ 3,288,307,535
Gross tax unrealized depreciation...........................       (141,290,400)
                                                                ---------------
Net tax unrealized appreciation on investments..............    $ 3,147,017,135
                                                                ===============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:
  Ordinary income...........................................    $  427,884,676
  Long-term capital gain....................................       721,170,016
                                                                --------------
                                                                $1,149,054,692
                                                                ==============

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

    As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $22,597,862
Undistributed long-term capital gain........................     77,744,104

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2007, the Fund's custody fee was reduced by $220,885 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended June 30, 2007, the Fund recognized expenses of approximately $184,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2007, the Fund recognized expenses of approximately $341,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2007, the Fund recognized expenses of approximately $10,466,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $455,244 are included in

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

"Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,453,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $1,887,600. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2007, and the year ended December 31, 2006, transactions were as follows:

                                          FOR THE                          FOR THE
                                      SIX MONTHS ENDED                    YEAR ENDED
                                       JUNE 30, 2007                  DECEMBER 31, 2006
                               ------------------------------   ------------------------------
                                  SHARES           VALUE           SHARES           VALUE
Sales:
  Class A....................   158,629,093   $ 1,474,575,510    318,305,316   $ 2,821,249,883
  Class B....................    19,015,640       173,523,797     41,195,422       358,670,412
  Class C....................    26,002,488       238,454,760     52,763,852       461,705,965
  Class R....................     5,972,828        55,619,084      9,609,771        85,628,539
  Class I....................    11,773,982       109,820,553     11,991,953       106,790,679
                               ------------   ---------------   ------------   ---------------
Total Sales..................   221,394,031   $ 2,051,993,704    433,866,314   $ 3,834,045,478
                               ============   ===============   ============   ===============
Dividend Reinvestment:
  Class A....................    21,248,205   $   193,773,110     83,947,057   $   746,799,137
  Class B....................     4,101,856        36,653,314     20,894,073       182,922,725
  Class C....................     2,562,373        23,017,453     12,103,434       106,509,902
  Class R....................       218,543         2,000,521        763,972         6,835,179
  Class I....................        83,881           773,242        144,326         1,289,430
                               ------------   ---------------   ------------   ---------------
Total Dividend
  Reinvestment...............    28,214,858   $   256,217,640    117,852,862   $ 1,044,356,373
                               ============   ===============   ============   ===============
Repurchases:
  Class A....................  (123,204,108)  $(1,147,571,344)  (215,130,512)  $(1,905,163,956)
  Class B....................   (36,199,235)     (331,182,189)   (74,303,134)     (647,010,248)
  Class C....................   (19,826,621)     (181,859,140)   (42,488,895)     (371,433,062)
  Class R....................    (3,090,764)      (28,967,223)    (5,476,081)      (48,684,839)
  Class I....................    (1,531,933)      (14,330,678)    (1,945,513)      (17,347,822)
                               ------------   ---------------   ------------   ---------------
Total Repurchases............  (183,852,661)  $(1,703,910,574)  (339,344,135)  $(2,989,639,927)
                               ============   ===============   ============   ===============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

months ended June 30, 2007, the Fund received redemption fees of approximately $21,800, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $3,009,443,394 and $1,994,587,397, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $670,689,479 and $296,466,296, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures contracts on stock indices and U.S. Treasuries. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2007, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2006............................       7,716
Futures Opened..............................................      34,500
Futures Closed..............................................     (30,779)
                                                                 -------
Outstanding at June 30, 2007................................      11,437
                                                                 =======

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $4,138,400 and $823,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

VAN KAMPEN EQUITY AND INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                   1 Parkview Plaza, Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                        25, 125, 225, 625, 525
                                                                   EQISAR 8/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-02753P-Y06/07

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics -- Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Equity and Income Fund

By:   /s/ Ronald E. Robison
      ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

By:  /s/ Stuart N. Schuldt
     ---------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 9, 2007